EXHIBIT 32(b)


              SECTION 1350 Certification (Chief Financial Officer)

In connection with the Annual Report of Coastal Financial Corporation, Inc. (the "Company") on Form 10-K for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I Jerry L. Rexroad, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

This Certification is provided as of December 14, 2005.



                                                     /s/ Jerry L. Rexroad
                                                     ---------------------------
                                                     Jerry L. Rexroad
                                                     Executive Vice
                                                     President and Chief
                                                     Financial Officer